UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 20, 2026
Lucid Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39408	85-0891392
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7373 Gateway Boulevard Newark, CA		94560
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (510) 648-3553
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	LCID	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.
On February 24, 2026, Lucid Group, Inc. (“Lucid” or the “Company”) issued a press release announcing its results for the fourth quarter and full year ended December 31, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Lucid uses its ir.lucidmotors.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.
The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On February 20, 2026, in order to optimize the Company’s operating expenses as it focuses on the start of production of the Midsize platform, expansion into the robotaxi market and development of ADAS technologies, as well as the sale and distribution of its current models in existing and new geographies, the Company announced a reduction of the Company’s current U.S. workforce by approximately 12 percent, excluding hourly production workers in manufacturing, logistics, and quality (the “Plan”). The Plan is expected to provide the Company with cost savings of approximately $500 million over a three-year period. The Company estimates that it will incur charges of $40 million to $42 million related to severance, employee benefits, and employee transition. The Company expects to substantially complete the Plan by the end of the second quarter of 2026, subject to local law and consultation requirements.
Item 8.01 Other Events.
On February 24, 2026, the Company registered for resale up to 69,108,837 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), pursuant to a registration statement and a related prospectus supplement filed by the Company with the Securities and Exchange Commission. 13,715,121 shares of Common Stock being registered were issued to SMB Holding Corporation (“SMB”), a subsidiary of Uber Technologies, Inc., by the Company in a private placement pursuant to a subscription agreement, dated July 16, 2025, by and between SMB and the Company. 55,393,716 shares of Common Stock being registered are shares that Ayar Third Investment Company (“Ayar”), an affiliate of the Public Investment Fund, is entitled to purchase from a certain forward counterparty pursuant to the prepaid forward transactions Ayar entered into with such forward counterparty.
The Company is filing a copy of the legal opinion and consent of Skadden, Arps, Slate, Meagher & Flom LLP as Exhibit 5.1 to this Current Report on Form 8-K to add such exhibit to the Company’s Registration Statement on Form S-3ASR (File No. 333-282677).
The Company issued a press release announcing the resale registration. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Forward-Looking Statements
This report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding plans and expectations regarding the Plan, including timing of implementation and completion, estimates of the charges and expenditures, the estimated timing of incurrence of such charges and expenditures, the anticipated benefits and cost savings, as well as the Company’s business plans, including its expectations regarding the Midsize platform, robotaxi and ADAS technologies. These forward-looking statements are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed under the cautionary language and the Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid's expectations, plans or forecasts of future events and views as of the date of this report. Lucid anticipates that subsequent events and developments will cause Lucid's assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid's assessments as of any date subsequent to the date of this report. Accordingly, undue reliance should not be placed upon the forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
99.1	Lucid Press Release Dated February 24, 2026
99.2	Lucid Press Release Dated February 24, 2026
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2026

LUCID GROUP, INC.

	By:	/s/ Taoufiq Boussaid
Taoufiq Boussaid
Chief Financial Officer